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TRANSAMERICA FUNDS

Transamerica Large Cap Value

TRANSAMERICA SERIES TRUST

Transamerica Rothschild & Co Large Cap Value VP

1801 California Street, Suite 5200

Denver, CO 80202

February 26, 2021

Thank you for being a valued Transamerica investor.

We are reaching out to provide you with additional information regarding a new sub-adviser for Transamerica Large Cap Value and Transamerica Rothschild & Co Large Cap Value VP (formerly, Transamerica Levin Large Cap Value VP) (each a “Fund” and collectively, the “Funds”). No action is required on your part. We do, however, ask that you review the enclosed Joint Information Statement, which contains information about the new sub-adviser and new sub-advisory agreement for your Fund(s). We encourage you to store this document with your Transamerica investment information.

The Boards of Trustees (collectively, the “Board”) of each Fund unanimously approved the appointment of Rothschild & Co Asset Management US Inc. (“Rothschild”) to replace Levin Easterly Partners LLC as the sub-adviser to the Fund at a meeting of the Board held on August 5-6, 2020. Transamerica Asset Management, Inc. (“TAM”) continues to serve as the Funds’ investment manager. Based on the information provided by TAM and Rothschild, the Board concluded that the change in sub-adviser was in the best interests of each of the Funds and their respective shareholders.

If you have any questions, please call the following numbers between 8 a.m. and 5 p.m., Eastern Time, Monday through Friday: 1-888-233-4339 for Transamerica Large Cap Value or 1-800-851-9777 for Transamerica Rothschild & Co Large Cap Value VP.

Thank you, again, for your continued business.

Sincerely,

/s/ Marijn P. Smit
Marijn P. Smit Chairman, President and Chief Executive Officer

Joint Information Statement

TRANSAMERICA FUNDS

Transamerica Large Cap Value

TRANSAMERICA SERIES TRUST

Transamerica Rothschild & Co Large Cap Value VP

February 26, 2021

Summary

This joint information statement (“Joint Information Statement”) is being furnished by the Boards of Trustees (the “Board” or “Board Members”) of Transamerica Funds and Transamerica Series Trust (“TST”) (each a “Trust” and collectively, the “Trusts”) to the respective shareholders of Transamerica Large Cap Value and contract owners or policy holders holding interests in insurance company separate accounts invested in Transamerica Rothschild & Co Large Cap Value VP (formerly, Transamerica Levin Large Cap Value VP) (each a “Fund” and collectively, the “Funds”). Transamerica Funds and TST are registered investment companies organized as Delaware statutory trusts.

Shares of Transamerica Rothschild & Co Large Cap Value VP are offered to variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts, variable life insurance policies and certain asset allocation portfolios. The contract holders and policy owners who are owners of the separate accounts are not direct shareholders of the Fund. However, for ease of reference, shareholders of Transamerica Large Cap Value and contract holders and policy owners invested in insurance company separate accounts that are in turn invested in Transamerica Rothschild & Co Large Cap Value VP are collectively referred to in this Joint Information Statement as “shareholders.”

This Joint Information Statement provides information regarding the approval by the Board of a replacement sub-adviser for the Funds. The Funds are now sub-advised by Rothschild & Co Asset Management US Inc. (“Rothschild” or the “Sub-Adviser”), pursuant to sub-advisory agreements between Transamerica Asset Management, Inc. (“TAM”), the Funds’ investment manager, and Rothschild (the “Rothschild Sub-Advisory Agreements”). Copies of the Rothschild Sub-Advisory Agreements are attached hereto as Exhibit A.

Rothschild began sub-advising the Funds on December 1, 2020. Prior to that date, Levin Easterly Partners LLC (“Levin”) served as sub-adviser to each Fund. In connection with the change in sub-adviser, and as discussed in the supplement to the Prospectus, Summary Prospectus and Statement of Additional Information for each Fund dated August 10, 2020, and also reflected in (i) the summary prospectus of Transamerica Large Cap Value dated March 1, 2020, as revised on December 1, 2020, (ii) the Statement of Additional Information of Transamerica Funds dated March 1, 2020, as amended and restated on December 1, 2020 and (iii) the Statement of Additional Information of TST dated May 1, 2020, as amended and restated on December 1, 2020, certain changes were made to each Fund’s principal investment strategies and each Fund’s management fee schedule and sub-advisory fee schedule was reduced. In addition, Transamerica Levin Large Cap Value VP was renamed Transamerica Rothschild & Co Large Cap Value VP. TAM continues to serve as the Funds’ investment manager.

This Joint Information Statement is provided in lieu of a proxy statement to each Fund’s shareholders as of February 2, 2021 (the “Record Date”), pursuant to the terms of an exemptive order (the “Order”) issued by the U.S. Securities and Exchange Commission (the “SEC”) on August 5, 1998. The Order permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) subject to the approval of the Board, including a majority of Board Members who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the parties to the agreement (the “Independent Board Members”), without obtaining shareholder approval. Pursuant to the Order, however, each Fund is required to provide certain information about a new sub-advisory agreement to its shareholders.

A notice of internet availability of the Joint Information Statement (“Notice”) is being mailed on or about February 26, 2021. Each Fund will bear the costs associated with preparing and distributing this Joint Information Statement and the Notice to its respective shareholders.

The annual reports of the Funds are made available to shareholders following the Funds’ fiscal year end. The fiscal year end of Transamerica Large Cap Value is October 31. The fiscal year end of Transamerica Rothschild & Co Large Cap Value VP is December 31. Each Fund will furnish, without charge, a copy of its most recent annual and semi-annual report to a shareholder upon request. Such requests should be directed to the Funds by calling toll free 1-888-233-4339 for Transamerica Large Cap Value or 1-800-851-9777 for Transamerica Rothschild & Co Large Cap Value VP, or writing to the Funds at 1801 California Street, Suite 5200, Denver, CO 80202. Copies of the most recent annual and semi-annual report of each Fund are also available on the EDGAR Database on the SEC’s internet site at www.sec.gov.

The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. Please note that only one copy of the Notice or this Joint Information Statement, as applicable, may be delivered to two or more shareholders who share an address, unless the Funds have received instructions to the contrary. Please contact the Fund(s) at the applicable address and phone number set forth above if you have any questions.

We Are Not Asking You For a Proxy and You Are Requested Not To Send Us a Proxy.

The Joint Information Statement will be available on the Transamerica website until at least August 26, 2021 at https://www.transamerica.com/media/tf-levin-to-rothschild-info-statement_tcm145-122955.pdf. A paper or email copy of the Joint Information Statement may be obtained, without charge, by contacting 1-888-233-4339 for Transamerica Large Cap Value and 1-800-851-9777 for Transamerica Rothschild & Co Large Cap Value VP.

TRANSAMERICA FUNDS

Transamerica Large Cap Value

TRANSAMERICA SERIES TRUST

Transamerica Rothschild & Co Large Cap Value VP

QUESTIONS AND ANSWERS

Q.	Why am I receiving this Joint Information Statement?

A.

This Joint Information Statement is being furnished by the Board to provide information to shareholders of the Funds of a recent change in the sub-adviser of each Fund. The Board, upon the recommendation of TAM, has approved the new Rothschild Sub-Advisory Agreements with respect to the Funds.

The Funds have obtained exemptive relief from the SEC that permits TAM to enter into new sub-advisory agreements, subject to Board approval and without shareholder approval under certain circumstances. Pursuant to the exemptive order, the Funds have agreed to provide certain information regarding such new sub-advisory agreements.

Q.	Am I being asked to vote on anything?

A.

No. This Joint Information Statement is being provided to each Fund’s shareholders in lieu of a proxy statement pursuant to the terms of the exemptive order. You are not being asked to vote on the hiring of the new sub-adviser, but you are encouraged to review this Joint Information Statement.

Q.	What is TAM’s role as a manager of managers?

A.

TAM acts as a “manager of managers” for the Funds. TAM recommended to the Board the hiring of Rothschild and has entered into the Rothschild Sub-Advisory Agreements with respect to the Funds. In acting as a manager of managers, TAM provides investment management services that include, without limitation, selection, proactive oversight and monitoring of the sub-advisers, daily monitoring of the sub-adviser’s buying and selling of securities for each Fund, and regular review and evaluation of the sub-adviser’s performance and adherence to investment style and process.

Q.	Why was Rothschild appointed as the new Sub-Adviser?

A.

Following their review and consideration, the Board approved the appointment of Rothschild as the Sub-Adviser to the Funds in replacement of the Funds’ prior sub-adviser. Among other things, the Board reviewed and evaluated the performance of the previous sub-adviser and Rothschild’s potential to provide the Funds with improved investment performance. The key factors considered by the Board are discussed later in the “Evaluation by the Board” section of this Joint Information Statement.

JOINT INFORMATION STATEMENT

This Joint Information Statement describes Rothschild and the terms of the Rothschild Sub-Advisory Agreements.

THE FUNDS AND THEIR MANAGEMENT AGREEMENTS

TAM, a Florida corporation located at 1801 California Street, Suite 5200, Denver, CO 80202, manages the assets of the Transamerica Large Cap Value and Transamerica Rothschild & Co Large Cap Value VP pursuant to management agreements with Transamerica Funds and TST, respectively (the “Management Agreements”), each dated March 1, 2016, which were last approved by the Board, including a majority of the Independent Board Members, on June 17-18, 2020. TAM is directly owned by Transamerica Life Insurance Company (“TLIC”) (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation and a publicly traded international insurance group.

Subject to the terms of each Management Agreement, TAM, among other things: (i) regularly provides each Fund with investment management services, including management, supervision and investment research and advice, (ii) furnishes a continuous investment program for each Fund’s portfolio of securities and other investments consistent with each Fund’s investment objectives, policies and restrictions, as stated in each Fund’s current registration statement, (iii) provides supervisory, compliance and administrative services to each Fund, and (iv) provides any additional services incidental to the foregoing services. TAM is permitted to enter into contracts with sub-advisers, subject to the Board’s approval. The services that TAM provides to the Funds under the Management Agreements are not expected to change in light of the change in sub-adviser for the Funds.

No officer or Board Member of the Funds is a director, officer or employee of Rothschild. No officer or Board Member of the Funds, through the ownership of securities or otherwise, has any other material direct or indirect interest in Rothschild or any other person controlling, controlled by or under common control with Rothschild. Since the Record Date, none of the Board Members has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which Rothschild or any of its affiliates was or is to be a party.

TERMS OF THE PRIOR SUB-ADVISORY AGREEMENTS

Prior to December 1, 2020, Levin Easterly Partners LLC (“Levin”) served as a sub-adviser to the Funds. Levin is located at 595 Madison Avenue, New York, New York 10022.

Levin provided sub-advisory services to the Funds pursuant to the investment sub-advisory agreements, as amended, between TAM and Levin with respect to each Fund (the “Levin Sub-Advisory Agreements”). As sub-adviser to the Funds, Levin was responsible for making asset allocation and investment decisions for each Fund in a manner consistent with the terms of the applicable Levin Sub-Advisory Agreement and the investment objective, strategies and policies of each Fund. The Levin Sub-Advisory Agreements, dated March 29, 2019, were last approved by the Board, including a majority of the Independent Board Members of Transamerica Funds and TST, on June 17-18, 2020. The Levin Sub-Advisory Agreements were initially approved by the Board, including a majority of the Independent Board Members, at a meeting held on March 6-7, 2019.

COMPARISON OF THE SUB-ADVISORY AGREEMENTS

Descriptions of the sub-advisory fee rates payable by TAM to Rothschild under the Rothschild Sub-Advisory Agreements and the sub-advisory fees paid by TAM to Levin under the Levin Sub-Advisory Agreements appear below under the caption “Sub-Advisory Fees.”

As discussed below under the caption “Evaluation by the Board,” the Rothschild Sub-Advisory Agreements were approved by the Board at a meeting held on August 5-6, 2020, and became effective as of December 1, 2020. The Rothschild Sub-Advisory Agreements have an initial term of two years from their effective date (unless sooner terminated in accordance with their terms). Thereafter, continuance of the Rothschild Sub-Advisory Agreements is subject to the specific approval, at least annually, by vote of a majority of the Independent Board Members, at a meeting called for the purpose of voting on such approval, and by either the Board or an affirmative vote of a majority of outstanding voting securities (as that term is defined in the 1940 Act) of the Funds.

The terms of the Levin Sub-Advisory Agreements and those of the Rothschild Sub-Advisory Agreements are similar. The sub-advisory fee rates payable by TAM to Rothschild under the Rothschild Sub-Advisory Agreement are lower than the sub-advisory fee rates paid by TAM to Levin under the Levin Sub-Advisory Agreements. In addition, a lower management fee schedule payable by the Funds to TAM went into effect as of December 1, 2020. Descriptions of the new management fee schedule and sub-advisory fee rates appear below under the captions “TAM Management Fees” and “Sub-Advisory Fees,” respectively.

TAM has negotiated with Rothschild to have the assets of Transamerica Large Cap Value and Transamerica Rothschild & Co Large Cap Value VP aggregated for purposes of computing breakpoints in the sub-advisory fee schedules with Rothschild. TAM believes that this aggregation is appropriate because Rothschild may achieve economies of scale in sub-advising these assets with the same portfolio management team, principal investment strategies and investment process.

Under the terms of the Rothschild Sub-Advisory Agreements, Rothschild will manage the investment and reinvestment of the portion of each Fund’s assets for which it is responsible, consistent with each Fund’s investment objectives, policies and restrictions, as stated in each Fund’s current Prospectus, Summary Prospectuses and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trusts by reasonable notice in writing to Rothschild. The Levin Sub-Advisory Agreements contained similar provisions.

The Rothschild Sub-Advisory Agreements provide that Rothschild will place orders for the execution of portfolio transactions with or through such brokers, dealers or banks as it may select including affiliates of the Sub-Adviser (as permitted under applicable law) and, complying with Section 28(e) of the Securities Exchange Act of 1934, as amended. The Rothschild Sub-Advisory Agreements also provide that, subject to such policies and procedures as may be adopted by the Board and officers of the Funds, Rothschild may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged. The Levin Sub-Advisory Agreements contained similar provisions.

Each of the Rothschild Sub-Advisory Agreements provides that it: (i) may be terminated with respect to the respective Fund at any time, without penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund; (ii) may be terminated by TAM upon written notice to Rothschild, without the payment of any penalty; (iii) may be terminated by Rothschild upon 90 days’ advance written notice to TAM; (iv) may be terminated automatically in the event of its assignment by Rothschild and shall not be assignable by TAM without the consent of Rothschild. The Levin Sub-Advisory Agreements contained similar provisions.

Each Rothschild Sub-Advisory Agreement requires that Rothschild, at its expense, supply the Board, the officers of Transamerica Funds or TST, as applicable, and TAM with all information and reports reasonably required by them and reasonably available to Rothschild relating to the services provided pursuant to the Rothschild Sub-Advisory Agreement, including such information that the Funds’ Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act. The Levin Sub-Advisory Agreements contained similar provisions.

The Rothschild Sub-Advisory Agreements states that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations or duties, Rothschild will not be liable for any act or omission in the course of, or connected with, rendering services pursuant to the Rothschild Sub-Advisory Agreement or for any loss sustained in the purchase, holding or sale of any security. The Levin Sub-Advisory Agreements contained similar provisions.

The Rothschild Sub-Advisory Agreements require Rothschild to make certain representations and covenants, including concerning Rothschild’s review of each Fund’s registration statement, the registration statement disclosure being consistent with the manner in which Rothschild is managing each Fund, and Rothschild’s commitment to promptly notify TAM and the Trusts in the event the registration statement disclosure becomes inaccurate or incomplete. The Levin Sub-Advisory Agreements contained similar provisions.

Each Rothschild Sub-Advisory Agreement provides that it shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York. The Levin Sub-Advisory Agreements contained similar provisions.

Shareholders should refer to Exhibit A attached hereto for the complete terms of the Rothschild Sub-Advisory Agreements. The summary of each Rothschild Sub-Advisory Agreement set forth herein is qualified in its entirety by the provisions of the Rothschild Sub-Advisory Agreements as set forth in Exhibit A.

TAM MANAGEMENT FEES

In connection with the change in sub-adviser, the management fee payable by each Fund to TAM was reduced. Under the Management Agreements, each Fund currently pays TAM a management fee, calculated daily and paid monthly, for its services with respect to the Fund’s average daily net assets on an annual basis at the following rates:

First $1 billion	0.594%
Over $1 billion up to $2 billion	0.58%
Over $2 billion up to $3 billion	0.56%
In excess of $3 billion	0.54%

Prior to December 1, 2020, each Fund paid TAM a management fee of 0.65% of the first $750 million, 0.62% over $750 million up to $1 billion, 0.60% over $1 billion up to $2 billion, 0.59% over $2 billion up to $3 billion, and 0.58% in excess of $3 billion with respect to the Funds’ average daily net assets on an annual basis.

Management fees are accrued daily and paid by each Fund monthly. As of October 31, 2020, the net assets of Transamerica Large Cap Value were:

Fund	Net Assets
Transamerica Large Cap Value	$1,617,469,987

As of December 31, 2020, the net assets of Transamerica Rothschild & Co Large Cap Value VP were:

Fund	Net Assets
Transamerica Rothschild & Co Large Cap Value VP	$25,816,364

The following chart compares the actual management fees paid by Transamerica Large Cap Value to TAM (with and without regard to waivers/expense reimbursements) for the fiscal year ended October 31, 2020 to a hypothetical example of management fees that would have been paid by the Fund to TAM for the same period under the new management fee schedule, and also shows the percentage difference between the actual and hypothetical values.

	Actual Management Fees Payable to TAM from November 1, 2019 through October 31, 2020 under Former Management Fee Schedule	Hypothetical Management Fees Payable to TAM from November 1, 2019 through October 31, 2020 under New Management Fee Schedule	Percent Difference
Management Fees Payable to TAM Prior to Waivers/Expense Reimbursements	$11,365,534	$10,718,583	-5.69%
Management Fees Payable to TAM After Waivers/Expense Reimbursements	$11,102,148	$10,455,198	-5.83%

The following chart compares the actual management fees paid by Transamerica Rothschild & Co Large Cap Value VP to TAM (with and without regard to waivers/expense reimbursements) for the fiscal year ended December 31, 2020 to a hypothetical example of management fees that would have been paid by the Fund to TAM for the same period under the new management fee schedule, and also shows the percentage difference between the actual and hypothetical values.

	Actual Management Fees Payable to TAM from January 1, 2020 through December 31, 2020 under Former Management Fee Schedule	Hypothetical Management Fees Payable to TAM from January 1, 2020 through December 31, 2020 under New Management Fee Schedule	Percent Difference
Management Fees Payable to TAM Prior to Waivers/Expense Reimbursements	$110,454	$100,938	-8.62%
Management Fees Payable to TAM After Waivers/Expense Reimbursements	$105,030	$99,358	-5.40%

SUB-ADVISORY FEES

Under the Rothschild Sub-Advisory Agreements, TAM (not the Funds) pays Rothschild the following sub-advisory fees for its services with respect to the Funds’ aggregate average daily net assets on an annual basis:

Investment Sub-Advisory Fee*
0.144% of the first billion 0.13% over $1 billion up to $3 billion 0.12% in excess of $3 billion

*

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica Large Cap Value and Transamerica Rothschild & Co Large Cap Value VP.

Prior to December 1, 2020, TAM (not the Funds) paid Levin 0.20% of the first $750 million, 0.17% over $750 million up to $1 billion and 0.15% in excess of $1 billion with respect to the Funds’ average daily net assets, aggregated with the average daily net assets of Aegon Large Cap Value Fund, a sub-fund of Aegon Global Funds, on an annual basis.

Transamerica Large Cap Value

The following chart compares the sub-advisory fees that would have been paid by TAM to Levin for the fiscal year ended October 31, 2020 under the applicable Levin Sub-Advisory Agreement to the sub-advisory fees that would have been paid by TAM to Rothschild for the same period under the applicable Rothschild Sub-Advisory Agreement, and also shows the percentage difference between these values.

Sub-Advisory Fees Payable by TAM to Levin from November 1, 2019 through October 31, 2020 under Levin Sub- Advisory Agreement	Hypothetical Sub-Advisory Fees Payable by TAM to Rothschild from November 1, 2019 through October 31, 2020 under Rothschild Sub-Advisory Agreement	Percent Difference
$3,011,411	$2,509,064	-16.6%

Transamerica Rothschild & Co Large Cap Value VP

The following chart compares the sub-advisory fees that would have been paid by TAM to Levin for the fiscal year ended December 31, 2020 under the applicable Levin Sub-Advisory Agreement to the sub-advisory fees that would have been paid by TAM to Rothschild for the same period under the applicable Rothschild Sub-Advisory Agreement, and also shows the percentage difference between these values.

Sub-Advisory Fees Payable by TAM to Levin from January 1, 2020 through December 31, 2020 under Levin Sub- Advisory Agreement	Hypothetical Sub-Advisory Fees Payable by TAM to Rothschild from January 1, 2020 through December 31, 2020 under Rothschild Sub-Advisory Agreement	Percent Difference
$26,046	$23,394	-10.2%

INFORMATION REGARDING THE SUB-ADVISER

Rothschild & Co Asset Management US Inc., has been a registered investment adviser since 1970. As of October 31, 2020, Rothschild & Co Asset Management US Inc. had approximately $6,672.44 million in total assets under management. Rothschild & Co Asset Management US Inc.’s principal business address is 1251 Avenue of the Americas, New York, NY.

Portfolio Managers

Name	Sub-Adviser	Positions Over Past Five Years
Paul Roukis, CFA	Rothschild & Co Asset Management US Inc.	Portfolio Manager of the fund since 2020; Managing Director and Co-Portfolio Manager with Rothschild & Co Asset Management US Inc. since 2005

Jeff Agne	Rothschild & Co Asset Management US Inc.	Portfolio Manager of the fund since 2020; Managing Director and Co-Portfolio Manager with Rothschild & Co Asset Management US Inc. since 2015

Management and Governance. Listed below are the names, positions and principal occupations of the directors and principal executive officers of Rothschild & Co Asset Management US Inc., as of October 31, 2020. The principal address of each individual as it relates to his or her duties at Rothschild & Co Asset Management US Inc., is the same as that of Rothschild & Co Asset Management US Inc.

Name	Position with Rothschild & Co Asset Management US Inc.
Tina Jones	Chief Investment Officer
Kathryn Orozco	Chief Operating Officer and Head of Risk Management
Anna Niziol	Chief Marketing Officer and Head of Product Management
Dina Clements	Chief Compliance Officer and Senior Legal Counsel
John Carroll	General Counsel, Rothschild & Co North America Inc.
Gary Powell	Chairman of the Board

Rothschild & Co Asset Management US Inc., acts as adviser or sub-adviser, as indicated, for the following registered investment companies, or series of a registered investment company with investment objectives similar to the Fund:

Comparable fund for which Rothschild & Co Asset Management US Inc. serves as Adviser or Sub- Adviser	Assets Managed by Rothschild & Co Asset Management US Inc. (as of October 31, 2020)	Advisory or Sub-Advisory Fee Paid to Rothschild & Co Asset Management US Inc. (annually)
Pacific Funds	$20.39 million	*
Dunham	$94.35 million	*
CIBC	$469.49 million	*
Delaware Management	$747.61 million	*

*

The fees we charge vary for these comparable investment companies depending on the sizes of the accounts and other conditions. Currently, the effective fee rate of these accounts range from 20bps to 30bps.

EVALUATION BY THE BOARD

At a meeting of the Board held on August 5-6, 2020, the Board Members considered the termination of Levin as sub-adviser to the Funds, and the approval of the proposed sub-advisory agreements (each a “Rothschild Sub-Advisory Agreement,” and collectively, the “Rothschild Sub-Advisory Agreements”) between TAM and Rothschild with respect to the Funds, as well as the approval of a revised management fee schedule for each Fund.

Following their review and consideration, the Board Members determined, with respect to each Fund, that the terms of the Rothschild Sub-Advisory Agreement were reasonable and that the termination of Levin as sub-adviser to the Fund and the approval of the Rothschild Sub-Advisory Agreement were in the best interests of the Fund and its shareholders. The Board Members, including the Independent Board Members, authorized TAM to terminate the sub-advisory agreements with Levin and unanimously approved the Rothschild Sub-Advisory Agreements for an initial two-year period. The Board Members, including the Independent Board Members, also unanimously approved the revised management fee schedule for each Fund.

Prior to reaching their decision, the Board Members requested and received from TAM and Rothschild certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the proposed Rothschild Sub-Advisory Agreements, including information they had previously received from TAM as part of their regular oversight of the Funds, and knowledge they gained over time through meeting with TAM. Among other materials, the Board Members considered fee, expense and profitability information prepared by TAM. To the extent applicable, the Board Members considered information about the performance of a similar fund managed by Rothschild.

In their deliberations, the Independent Board Members met privately without representatives of TAM or Rothschild present and were represented throughout the process by their independent legal counsel. In considering whether to approve the Rothschild Sub-Advisory Agreements, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services. In evaluating the nature, extent and quality of the services to be provided by Rothschild under the Rothschild Sub-Advisory Agreements, the Board Members considered information provided by TAM and Rothschild regarding the operations, facilities, organization and personnel of Rothschild, the anticipated ability of Rothschild to perform its duties under the Rothschild Sub-Advisory Agreements and the proposed changes to the Funds’ principal investment strategies. The Board Members further considered that: (i) Rothschild is an experienced asset management firm; (ii) TAM is recommending that Rothschild be appointed as sub-adviser to the Funds; and (iii) TAM believes that Rothschild has the capabilities, resources and personnel necessary to provide sub-advisory services to the Funds based on TAM’s assessment of Rothschild’s organization and investment personnel. The Board Members also considered Rothschild’s proposed responsibilities and experience with the Funds’ proposed principal investment strategies.

The Board Members noted that TAM had advised the Board Members that neither the approval of the Rothschild Sub-Advisory Agreements nor the approval of the revised management fee schedules was expected to result in any diminution in the nature, extent and quality of the services provided to the Funds and their shareholders, including compliance services. Based on these and other considerations, the Board Members determined that Rothschild can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Funds and that Rothschild’s appointment is not expected to diminish the nature, extent and quality of services provided to the Funds.

Investment Performance. The Board Members considered Rothschild’s investment management experience, capabilities and resources. The Board Members reviewed the historical performance of each Fund for various trailing periods ended March 31, 2020 as compared to: (i) the simulated, back-tested performance of the proposed strategy (“Proposed Strategy”); (ii) the historical performance of an existing Rothschild large cap value strategy with a more diversified portfolio (“Existing Rothschild Strategy”); (iii) the Funds’ benchmark; and (iv) an applicable peer group median. The Board Members noted that both the Proposed Strategy and the Existing Rothschild Strategy outperformed Class I shares of Transamerica Large Cap Value for the past one-, three- and five-year periods and Service Class shares of the Transamerica Levin Large Cap Value VP for the past one-year period. The Board Members further noted that the Proposed Strategy and the Existing Rothschild Strategy outperformed the Funds’ benchmark and the applicable peer group median, each for the past one-, three-, five- and ten-year periods.

On the basis of this information and the Board Members’ assessment of the nature, extent and quality of the sub-advisory services to be provided by Rothschild, the Board Members concluded that Rothschild is capable of generating a level of investment performance that is appropriate in scope and extent in light of the Proposed Strategy, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio. The Board Members considered the revised management and new sub-advisory fee schedules (“Fee Changes”) for each Fund. The Board Members reviewed the management fee and total expense ratio of each class of each Fund, assuming implementation of the Fee Changes and based on assets as of March 1, 2020, as compared to the applicable Broadridge and Morningstar peer group medians. The Board Members noted that the management fee of each Fund would be below the applicable Broadridge and Morningstar peer group medians. With respect to Transamerica Large Cap Value, the Board Members noted that the total expense ratios of each share class for which applicable Broadridge and Morningstar peer group medians were available would be in line with or below such medians, with the exception of Class R1, which would be below the applicable Morningstar peer group median, but above the applicable Broadridge peer group median. With respect to the Transamerica Levin Large Cap Value VP, the Board Members considered that the total expense ratio of each class would be above the applicable Broadridge and Morningstar peer group medians. The Board Members noted TAM’s representation that it does not consider Transamerica Levin Large Cap Value VP to be at scale and expects the Funds’ expenses to decrease as the Funds gain scale.

The Board Members considered that the revised management and new sub-advisory fee schedules for each Fund would be lower at all asset levels than the current management and sub-advisory fee schedules. The Board Members also considered that TAM had negotiated with Rothschild to have the Funds’ assets aggregated for purposes of computing breakpoints in the new sub-advisory fee schedules. The Board Members noted that if the Fee Changes are implemented, the total expense ratio of each class of each Fund is expected to decrease or remain the same. The Board noted that as the Funds grow in size, the revised management and new sub-advisory fee schedules have the potential to result in additional savings for shareholders.

The Board Members considered the portion of each Fund’s management fee to be retained by TAM following payment of the sub-advisory fee by TAM to Rothschild and noted that TAM considered the amount to be reasonable compensation for its services. On the basis of these and other considerations, together with the other information it considered, the Board Members determined that the revised management fee schedule and new sub-advisory fee schedule for each Fund were reasonable in light of the services to be provided.

Cost of Services to be Provided and Level of Profitability. With respect to Rothschild, the Board Members noted that the proposed sub-advisory fees are the product of arm’s-length negotiation between TAM and Rothschild, which is not affiliated with TAM, and would be paid by TAM and not the Funds. As a result, the Board Members did not consider Rothschild’s anticipated profitability to be material to its decision to approve the Rothschild Sub-Advisory Agreements. The Board Members also reviewed pro forma estimated TAM profitability information provided by TAM, noting that, based on assets as of May 31, 2020, there was expected to be a nominal net decrease in the net management fees retained by TAM for Transamerica Large Cap Value and a nominal net increase in the fees retained for Transamerica Levin Large Cap Value VP. The Board Members considered TAM’s view that each Fund’s proposed net management fee would allow TAM to be reasonably compensated for its services.

Economies of Scale. In evaluating the extent to which each Fund’s revised management fee schedule and new sub-advisory fee schedule reflected economies of scale or would permit economies of scale to be realized in the future, the Board Members considered the existence of breakpoints in both the management and sub-advisory fee schedules. The Board Members concluded that they would have the opportunity to periodically reexamine the appropriateness of the management fees payable by each Fund to TAM, and the sub-advisory fees payable by TAM to Rothschild, in light of any economies of scale experienced in the future.

Fall-Out Benefits. The Board considered other benefits expected to be derived by Rothschild from its relationships with the Funds. The Board noted that TAM would not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationships with Rothschild or the Funds, and that Rothschild may engage in soft dollar arrangements and receive such benefits, consistent with applicable law and “best execution” requirements.

Conclusion. After consideration of the factors described above, as well as other factors, the Board Members, including the Independent Board Members, concluded that the approval of the revised management fee schedule and Rothschild Sub-Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders and voted to approve the revised management fee schedule and Rothschild Sub-Advisory Agreement for each Fund.

BROKERAGE INFORMATION

With respect to Transamerica Large Cap Value, there were no brokerage commissions incurred on security transactions placed with affiliates of TAM for the fiscal year ended October 31, 2020. Rothschild did not begin serving as sub-adviser to the Fund until December 1, 2020, after the fiscal year end.

With respect to Transamerica Rothschild & Co. Large Cap Value VP, there were no brokerage commissions incurred on security transactions placed with affiliates of TAM or Rothschild for the fiscal year ended December 31, 2020.

ADDITIONAL INFORMATION

TAM, the Funds’ investment manager, Transamerica Fund Services, Inc., the Funds’ transfer agent, and Transamerica Capital, Inc., the Trust’s principal underwriter, are each located at 1801 California Street, Suite 5200, Denver, CO 80202.

As of February 2, 2021, the Board Members and officers of the Fund, individually and as a group, owned beneficially less than 1% of the outstanding shares of the Transamerica Large Cap Value and owned beneficially less than 1% of the outstanding shares of Transamerica Rothschild & Co Large Cap Value VP.

As of February 2, 2021, the following persons owned of record 5% or more of the outstanding shares of the class identified of the Transamerica Large Cap Value:

Name & Address	Portfolio Name	Class	Shares	Percent
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Large Cap Value	A	2,505,664.083	47.18%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Large Cap Value	A	624,973.868	11.77%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Large Cap Value	A	514,820.938	9.69%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Large Cap Value	C	229,572.083	15.62%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Large Cap Value	C	193,491.041	13.17%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Large Cap Value	C	180,122.893	12.26%

Name & Address	Portfolio Name	Class	Shares	Percent
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Large Cap Value	C	153,040.012	10.41%
American Enterprise Investment Svc 707 2nd Ave S Minneapolis MN 55402-2405	Transamerica Large Cap Value	C	131,766.516	8.97%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Large Cap Value	C	105,648.515	7.19%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Large Cap Value	C	97,134.929	6.61%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Large Cap Value	C	78,570.223	5.35%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Large Cap Value	I	1,359,417.785	23.67%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Large Cap Value	I	1,303,258.545	22.69%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Large Cap Value	I	574,947.942	10.01%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Large Cap Value	I	493,028.362	8.58%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Large Cap Value	I	455,148.491	7.92%
American Enterprise Investment Svc 707 2nd Ave S Minneapolis MN 55402-2405	Transamerica Large Cap Value	I	399,010.761	6.95%

Name & Address	Portfolio Name	Class	Shares	Percent
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Large Cap Value	I2	48,697,234.057	31.99%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Large Cap Value	I2	38,500,843.708	25.29%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Large Cap Value	I2	16,103,533.031	10.58%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Large Cap Value	I2	13,490,342.206	8.86%
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Large Cap Value	I2	13,352,777.328	8.77%
Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Cap Value	R6	1,079,528.364	49.24%
Trs-Im 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Cap Value	R6	616,260.106	28.11%
Reliance Trust Company 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Cap Value	R6	388,001.082	17.70%

As of February 2, 2021, the following persons owned of record 5% or more of the outstanding shares of the class identified of Transamerica Rothschild & Co Large Cap Value VP:

Name & Address	Portfolio Name	Class	Shares	Percent
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Rothschild & Co Large Cap Value VP	SVC	2,283,980.791	91.72%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Rothschild & Co Large Cap Value VP	SVC	206,140.180	8.28%

Any shareholder who holds beneficially 25% or more of a Fund may be deemed to control the Fund until such time as such shareholder holds beneficially less than 25% of the outstanding common shares of the Fund. Any shareholder controlling a Fund may be able to determine the outcome of issues that are submitted to shareholders for vote and may be able to take action regarding the Fund without the consent or approval of other shareholders.

As of February 2, 2021, the following shareholder owned of record 25% or more of the outstanding shares of the Transamerica Large Cap Value:

Name & Address	Fund Name	Shares	Percentage of Fund Owned
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Large Cap Value	48,697,234.057	29.18%

As of February 2, 2021, the following shareholder owned of record 25% or more of the outstanding shares of Transamerica Rothschild & Co Large Cap Value VP:

Name & Address	Fund Name	Shares	Percentage of Fund Owned
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Rothschild & Co Large Cap Value VP	2,283,980.791	91.72%

Each of the Trusts is a Delaware statutory trust and as such is not required to hold annual meetings of shareholders, although special meetings may be called for the Funds, or for the Trusts as a whole, for purposes such as electing or removing Board Members, changing fundamental policies or approving an advisory contract. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received by the applicable Trust at the Trust’s office within a reasonable time before the proxy solicitation is made.

By Order of the Board of Trustees,
Transamerica Funds
Transamerica Series Trust

/s/ Erin D Nelson
Chief Legal Officer and Secretary

February 26, 2021

EXHIBIT A

INVESTMENT SUBADVISORY AGREEMENT

ROTHSCHILD & CO ASSET MANAGEMENT US INC.

This Agreement, entered into as of December 1, 2020 by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and Rothschild & Co Asset Management US Inc., a New York corporation (referred to herein as the “Subadviser”).

TAM is the investment adviser to Transamerica Series Trust (the “Trust”), each an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Subadviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Subadviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1. Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Subadviser to act as subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2. Subadvisory Services. In its capacity as subadviser to the Fund, the Subadviser shall have the following responsibilities:

(a)

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by notice in writing to the Subadviser. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the negotiation and execution of investment documentation and agreements, including, without limitation, swap, futures, options and other agreements with counterparties, on the Fund’s behalf as the Subadviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Subadviser provides TAM prompt notice of any new investment agreements and any material amendments to existing investment agreements and the opportunity for legal review), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws, as may be amended from time to time (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, any written instructions and directions of the Board or TAM provided to the Subadviser from time to time, and any other specific policies adopted by the Board and disclosed to the Subadviser. The Subadviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Subadviser is prohibited from directly or indirectly consulting with any other subadviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Subadviser is authorized to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(b)

The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)

The Fund hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

(d)

Unless TAM advises the Subadviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e)

The Subadviser will monitor the security valuations of the Allocated Assets. If the Subadviser believes that the Fund’s carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the Subadviser will notify TAM promptly. In addition, the Subadviser will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.

3. Activities of the Subadviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time.

4. Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a).

The Fund shall pay its allocable share of (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.

(c)

The Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Subadviser shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.

5. Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)

TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

(b)

The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

6. Compensation of the Subadviser. As compensation for the services performed by the Subadviser, TAM shall pay the Subadviser out of the advisory fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be prorated according to the ratio that the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

7. Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

8. Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

9. Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. This Agreement may also be terminated by TAM upon written notice to the Subadviser, without the payment of any penalty. The Subadviser may terminate the Agreement only upon giving 90 days’ advance written notice to TAM. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by TAM without the consent of the Subadviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

10. Liability of the Subadviser. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.

11. Registration Statement Disclosures. The Subadviser represents, warrants and agrees that it has reviewed the Trust’s current registration statement on Form N-1A with respect to the Fund as filed with the SEC and any amendments or supplements thereto, including without limitation any supplements filed pursuant to Rule 497 under the Securities Act of 1933 (as so amended and supplemented from time to time, the “Registration Statement”) and agrees to promptly review future amendments or supplements to the Registration Statement that relate to the Subadviser or the Fund, filed with the SEC (or which will be filed with the SEC in the future) and represents and warrants that, solely with respect to the disclosure respecting or relating to the Subadviser, including any performance information the Subadviser provides that is included in or serves as the basis for information included in the Registration Statement, as of the date of this Agreement, and as of the date of any future amendments or supplements to the Registration Statement, the Registration Statement does not contain any untrue statement of any material fact or omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

The Subadviser further agrees to notify TAM and the Trust promptly of any statement respecting or relating to the Subadviser contained in the Registration Statement that becomes untrue in any material respect or if the Registration Statement omits any statement of material fact respecting or relating to the Subadviser that is required to be stated therein or necessary to make the statements contained therein not misleading.

With respect to the disclosure respecting the Fund, the Subadviser represents, warrants and agrees that the description in the Registration Statement, including the Fund’s investment objective, investment strategies and risks (the “Description”), as of the date of this Agreement and as of the date of any future amendments or supplements to the Registration Statement, is consistent with the manner in which the Subadviser is managing the Fund, and the identification and description of risks in the Registration Statement is inclusive of, and accurately describes in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

The Subadviser further agrees to notify TAM and the Trust promptly in the event that the Subadviser becomes aware that the Description for a Fund is inconsistent with the manner in which the Subadviser is managing the Fund, or in the event that the identification and description of risks in the Registration Statement fails to include, or accurately describe in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

12. Use of Name. TAM and the Trust are authorized to use the name of the Subadviser and any marks, symbols or logos of the Subadviser in registration statements, advertising or otherwise. If this Agreement is terminated with respect to the Fund and the Subadviser no longer serves as subadviser to the Fund, the Fund and the Adviser shall cease using its name and its marks, symbols or logos as soon as reasonably practicable, except to the extent that continued use is required by applicable laws, rules, and regulations.

13. Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

14. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.

15. Books and Records. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

16. Notices. Any notice herein required is to be in writing and is deemed to have been given to the Subadviser or TAM upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail return receipt requested, by electronic mail (which shall be deemed to be “in writing” for purposes of this Agreement) or by facsimile machine or a similar means of same delivery which provided evidence of receipt (with a conforming copy by mail as set forth herein).

All notices provided to TAM will be sent to the attention of:

Transamerica Asset Management, Inc.

1801 California Street, Suite 5200

Denver, CO 80202

Attention: TAM Legal

Fax No: 866-297-9928

Phone No: 720-482-8836

Email: TAMLegalManager@transamerica.com

All notices to the Subadviser will be sent to the attention of:

Attn: Eric Rowan

Head of Intermediary Distribution

Eric.Rowan@Rothschildandco.com

Copy: Dina Clements

Chief Compliance Officer

Dina.Clements@rothschildandco.com

Rothschild & Co Asset Management US Inc.

1251 Avenue of the Americas

New York, NY 10020

Facsimile: 212-403-5515

17. Independent Contractor. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or TAM in any way or otherwise be deemed to be an agent of the Fund or TAM.

18. Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

19. Third Party Beneficiaries. The parties hereto acknowledge and agree that the Trust and the Fund are third-party beneficiaries as to the covenants, obligations, representations and warranties undertaken by the Subadviser under this Agreement and as to the rights and privileges to which TAM is entitled pursuant to this Agreement, and that the Trust and the Fund are entitled to all of the rights and privileges associated with such third-party-beneficiary status. This Agreement does not, and is not intended to, create any other third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the Trust, the Fund, and the parties and their respective successors and permitted assigns.

20. Governing Law and Forum Selection. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York without regard to conflicts of laws principles. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the New York Supreme Court (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court and (c) waives any objection that either Designated Court is an inconvenient forum. For any action commenced in the New York Supreme Court, application shall be submitted to the Commercial Division.

21. Interpretation. Nothing contained herein shall be deemed to require the Trust to take any action contrary to its Governing Documents, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust.

22. Further Assurances. Each party agrees to perform such further acts and execute such further documents as are reasonably necessary to effectuate the purposes of this Agreement and the arrangements contemplated thereby, including without limitation concerning the winding down or liquidation of any Fund investments.

[signature page to follow]

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Senior Vice President

ROTHSCHILD & CO ASSET MANAGEMENT US INC.

By:	/s/ Kathryn Orozco
Name:	Kathryn Orozco
Title:	Chief Operating Officer and Head of Risk Management

Schedule A

Fund	Investment Subadvisory Fee*
Transamerica Rothschild & Co Large Cap Value VP	0.144% of the first billion 0.13% over $1 billion to $3 billion 0.12% over $3 billion

*

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica Large Cap Value and Transamerica Rothschild & Co Large Cap Value VP.

INVESTMENT SUBADVISORY AGREEMENT

ROTHSCHILD & CO ASSET MANAGEMENT US INC.

This Agreement, entered into as of December 1, 2020 by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and Rothschild & Co Asset Management US Inc., a New York corporation (referred to herein as the “Subadviser”).

TAM is the investment adviser to Transamerica Funds (the “Trust”), each an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Subadviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Subadviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1. Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Subadviser to act as subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2. Subadvisory Services. In its capacity as subadviser to the Fund, the Subadviser shall have the following responsibilities:

(a)

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by notice in writing to the Subadviser. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the negotiation and execution of investment documentation and agreements, including, without limitation, swap, futures, options and other agreements with counterparties, on the Fund’s behalf as the Subadviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Subadviser provides TAM prompt notice of any new investment agreements and any material amendments to existing investment agreements and the opportunity for legal review), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws, as may be amended from time to time (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, any written instructions and directions of the Board or TAM provided to the Subadviser from time to time, and any other specific policies adopted by the Board and disclosed to the Subadviser. The Subadviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Subadviser is prohibited from directly or indirectly consulting with any other subadviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Subadviser is authorized to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(b)

The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)

The Fund hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

(d)

Unless TAM advises the Subadviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e)

The Subadviser will monitor the security valuations of the Allocated Assets. If the Subadviser believes that the Fund’s carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the Subadviser will notify TAM promptly. In addition, the Subadviser will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.

3. Activities of the Subadviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time.

4. Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)

The Fund shall pay its allocable share of (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.

(c)

The Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Subadviser shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.

5. Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)

TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

(b)

The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

6. Compensation of the Subadviser. As compensation for the services performed by the Subadviser, TAM shall pay the Subadviser out of the advisory fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be prorated according to the ratio that the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

7. Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

8. Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

9. Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. This Agreement may also be terminated by TAM upon written notice to the Subadviser, without the payment of any penalty. The Subadviser may terminate the Agreement only upon giving 90 days’ advance written notice to TAM. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by TAM without the consent of the Subadviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

10. Liability of the Subadviser. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.

11. Registration Statement Disclosures. The Subadviser represents, warrants and agrees that it has reviewed the Trust’s current registration statement on Form N-1A with respect to the Fund as filed with the SEC and any amendments or supplements thereto, including without limitation any supplements filed pursuant to Rule 497 under the Securities Act of 1933 (as so amended and supplemented from time to time, the “Registration Statement”) and agrees to promptly review future amendments or supplements to the Registration Statement that relate to the Subadviser or the Fund, filed with the SEC (or which will be filed with the SEC in the future) and represents and warrants that, solely with respect to the disclosure respecting or relating to the Subadviser, including any performance information the Subadviser provides that is included in or serves as the basis for information included in the Registration Statement, as of the date of this Agreement, and as of the date of any future amendments or supplements to the Registration Statement, the Registration Statement does not contain any untrue statement of any material fact or omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

The Subadviser further agrees to notify TAM and the Trust promptly of any statement respecting or relating to the Subadviser contained in the Registration Statement that becomes untrue in any material respect or if the Registration Statement omits any statement of material fact respecting or relating to the Subadviser that is required to be stated therein or necessary to make the statements contained therein not misleading.

With respect to the disclosure respecting the Fund, the Subadviser represents, warrants and agrees that the description in the Registration Statement, including the Fund’s investment objective, investment strategies and risks (the “Description”), as of the date of this Agreement and as of the date of any future amendments or supplements to the Registration Statement, is consistent with the manner in which the Subadviser is managing the Fund, and the identification and description of risks in the Registration Statement is inclusive of, and accurately describes in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

The Subadviser further agrees to notify TAM and the Trust promptly in the event that the Subadviser becomes aware that the Description for a Fund is inconsistent with the manner in which the Subadviser is managing the Fund, or in the event that the identification and description of risks in the Registration Statement fails to include, or accurately describe in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

12. Use of Name. TAM and the Trust are authorized to use the name of the Subadviser and any marks, symbols or logos of the Subadviser in registration statements, advertising or otherwise. If this Agreement is terminated with respect to the Fund and the Subadviser no longer serves as subadviser to the Fund, the Fund and the Adviser shall cease using its name and its marks, symbols or logos as soon as reasonably practicable, except to the extent that continued use is required by applicable laws, rules, and regulations.

13. Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

14. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.

15. Books and Records. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

16. Notices. Any notice herein required is to be in writing and is deemed to have been given to the Subadviser or TAM upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail return receipt requested, by electronic mail (which shall be deemed to be “in writing” for purposes of this Agreement) or by facsimile machine or a similar means of same delivery which provided evidence of receipt (with a conforming copy by mail as set forth herein).

All notices provided to TAM will be sent to the attention of:

Transamerica Asset Management, Inc.

1801 California Street, Suite 5200

Denver, CO 80202

Attention: TAM Legal

Fax No: 866-297-9928

Phone No: 720-482-8836

Email: TAMLegalManager@transamerica.com

All notices to the Subadviser will be sent to the attention of:

Attn: Eric Rowan

Head of Intermediary Distribution

Eric.Rowan@Rothschildandco.com

Copy: Dina Clements

Chief Compliance Officer

Dina.Clements@rothschildandco.com

Rothschild & Co Asset Management US Inc.

1251 Avenue of the Americas

New York, NY 10020

Facsimile: 212-403-5515

17. Independent Contractor. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or TAM in any way or otherwise be deemed to be an agent of the Fund or TAM.

18. Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

19. Third Party Beneficiaries. The parties hereto acknowledge and agree that the Trust and the Fund are third-party beneficiaries as to the covenants, obligations, representations and warranties undertaken by the Subadviser under this Agreement and as to the rights and privileges to which TAM is entitled pursuant to this Agreement, and that the Trust and the Fund are entitled to all of the rights and privileges associated with such third-party-beneficiary status. This Agreement does not, and is not intended to, create any other third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the Trust, the Fund, and the parties and their respective successors and permitted assigns.

20. Governing Law and Forum Selection. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York without regard to conflicts of laws principles. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the New York Supreme Court (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court and (c) waives any objection that either Designated Court is an inconvenient forum. For any action commenced in the New York Supreme Court, application shall be submitted to the Commercial Division.

21. Interpretation. Nothing contained herein shall be deemed to require the Trust to take any action contrary to its Governing Documents, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust.

22. Further Assurances. Each party agrees to perform such further acts and execute such further documents as are reasonably necessary to effectuate the purposes of this Agreement and the arrangements contemplated thereby, including without limitation concerning the winding down or liquidation of any Fund investments.

[signature page to follow]

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Senior Vice President

ROTHSCHILD & CO ASSET MANAGEMENT US INC.

By:	/s/ Kathryn Orozco
Name:	Kathryn Orozco
Title:	Chief Operating Officer and Head of Risk Management,

Schedule A

Fund	Investment Subadvisory Fee*
Transamerica Large Cap Value	0.144% of the first billion 0.13% over $1 billion to $3 billion 0.12% over $3 billion

*

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica Large Cap Value and Transamerica Rothschild & Co Large Cap Value VP.

TRANSAMERICA FUNDS

Transamerica Large Cap Value

TRANSAMERICA SERIES TRUST

Transamerica Rothschild & Co Large Cap Value VP

1801 California Street, Suite 5200

Denver, CO 80202

Telephone: 1-888-233-4339 for Transamerica Funds or 1-800-851-9777 for TST

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF JOINT INFORMATION STATEMENT

This communication presents only an overview of the more complete Joint Information Statement that is available to you on the internet relating to Transamerica Funds and Transamerica Series Trust (“TST”) (each a “Trust” and collectively the “Trusts”) to the respective shareholders of Transamerica Large Cap Value and contract owners or policy holders holding interests in insurance company separate accounts invested in Transamerica Rothschild & Co Large Cap Value VP (formerly, “Transamerica Levin Large Cap Value VP”) (each a “Fund” and collectively, the “Funds”). We encourage you to access and review all of the important information contained in the Joint Information Statement.

The following material is available for view: Joint Information Statement

The full Joint Information Statement details a sub-adviser change relating to the Funds. Specifically, the Board of Trustees of each Trust approved a new sub-advisory agreement between Transamerica Asset Management, Inc. (“TAM”) and Rothschild & Co Asset Management US Inc. (“Rothschild”) with respect to a portion of each respective Fund’s assets. Rothschild began sub-advising a portion of each Fund’s assets on December 1, 2020, replacing Levin Easterly Partners LLC (“Levin”). In connection with the change in sub-adviser, and as discussed in the supplement to the Prospectus, Summary Prospectus and Statement of Additional Information for each Fund dated August 10, 2020, certain changes were made to each Fund’s principal investment strategies, and the rates payable under the management and sub-advisory fee schedules applicable to each Fund were reduced. In addition, Transamerica Levin Large Cap Value VP was renamed to Transamerica Rothschild & Co Large Cap Value VP. TAM continues to serve as the Funds’ investment manager.

The Trusts and TAM have received an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission that permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) with the approval of the Board of Trustees, including a majority of Board Members who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended, of the parties to the agreement, without obtaining shareholder approval. The Order instead requires that an information statement be sent to you. In lieu of physical delivery of the Joint Information Statement, the Trusts will make the Joint Information Statement available to you online.

The full Joint Information Statement will be available on the Transamerica website until at least August 26, 2021 at https://www.transamerica.com/media/tf-levin-to-rothschild-info-statement_tcm145-122955.pdf. A paper or email copy of the Joint Information Statement may be obtained, without charge, by contacting 1-888-233-4339 for Transamerica Funds or 1-800-851-9777 for TST.

If you want to receive a paper or e-mail copy of the Joint Information Statement, you must request one. There is no charge to you for requesting a copy.